Annual Report
                                 March 31, 1998

                                   Legg Mason
                             Investors Trust, Inc.

                                American Leading
                                Companies Trust

                                 Balanced Trust


                              The Art of Investing


                         [LEGG MASON LOGO APPEARS HERE]

                                     FUNDS

Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      For American Leading Companies Trust:
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

      For Balanced Trust:
      Bartlett & Co.
      Cincinnati, OH

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst & Young LLP
      Philadelphia, PA

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated

--------------------------------------------------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-013
5/98

To Our Shareholders,

   We are pleased to provide you with combined annual reports for the Legg Mason American Leading Companies Trust and the Legg Mason Balanced Trust.

   The following table summarizes key statistics for the Primary Class of shares of each Fund, as of March 31, 1998:

                                                          3 Month      12 Month
                                                      Total Return*  Total Return*
                                                      -------------  -------------
   American Leading Companies Trust                       11.82%        35.18%
   Balanced Trust                                          5.78%        27.80%

   S&P 500 Stock Composite Index                          13.95%        48.00%
   Lehman Brothers Intermediate Government/Corporate
     Bond Index                                            1.56%         9.67%

   On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

   Ernst & Young LLP, independent auditors for the Funds, have completed their annual examination, and audited financial statements for the fiscal year ended March 31, 1998 are included in this report.

                                                       Sincerely,

                                                       /s/ Edward A. Taber, III
                                                       ________________________
                                                       Edward A. Taber, III
                                                       President

May 1, 1998

--------------------
*Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

PORTFOLIO MANAGERS' COMMENTS
American Leading Companies Trust

Strategies affecting results: American Leading Companies

   For the twelve months ending March 31, 1998, the American Leading Companies Trust total return was 35%. These returns were in line with the Dow Jones Industrial Average, but trailed the returns of the Standard & Poors 500 Stock Composite Index. The strategy of the Fund is to invest long-term in a portfolio of mostly US domestic companies which enjoy leading positions in their respective industries and which possess above-average growth prospects and financial strength.

   The stock market's returns over the past twelve months were paced by a continuation of superior results from the largest companies in the S&P 500 including Microsoft, Coca Cola, and General Electric. The Fund had less exposure to the largest names in the market than did the S&P 500, which hindered results during the period. Helping the Fund's results were strong performances from Schering Plough, Bristol Myers, and Travelers. Also helping results was the absence of losing positions in the portfolio. A list of companies whose share price changes affected our results is included elsewhere in this report.

Market Outlook: Near Term

   As usual, we are agnostic about the market's near-term direction. A variety of valuation tools suggest that stock prices in the aggregate approximate fair value, a view with which we concur. Prices should tend in the direction of market participants' shifting views about interest rates and earnings prospects.

   Share prices have begun the year with another strong advance, fueled by continued low inflation, stable monetary policy, a growing budget surplus, and high corporate profitability. Merger and acquisition activity remains extremely robust and is expected to remain so.

   We believe short-term market forecasts have no predictive value and generally avoid them. The current market advance has further extended valuations, having occurred without a commensurate increase in profits or decrease in interest rates. This has eroded the margin of safety we would prefer to exist when new investment commitments are made. As a result, we believe share prices are becoming increasingly susceptible not only to changes in fundamentals but to changes in mass psychology.

   We believe that calendar 1998 will be characterized by moderate economic growth and subdued inflation. Corporate profits growth could be in the 6-8% area. We think the probabilities favor a moderate stock market advance, albeit with perhaps more volatility than has been common over the past few years.

Market Outlook: Long Term -- The Era of Extraordinary Returns is Over; "Return to Normalcy"

      "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line . . . and that its direction changes constantly."

                                                                    Wittgenstein

   We thought it might be instructive to reprint in this space what we said last year about our views on the long-term market outlook. We indicated that we thought the extraordinary returns of the previous 15 years were over and that investors should expect returns in the 9-10% annual range over the longer term. In the ensuing twelve months, share prices continued to soar with the S&P 500 rising nearly 50%. This brings to mind Warren Buffett's comment that the function of stock market forecasts is to make fortune tellers look good.

   We find little to change, though, in our long-term outlook, hence our repetition of it. (We have left the piece as written, with last year's interest rates and valuation data.) Share prices rose so strongly last fiscal year because interest rates fell from 7% to under 6%. Price earnings ratios expanded as a result, and coupled with solid profits growth, propelled stocks higher. A similar advance would require another sharp drop in rates amid continued strong earnings growth, a combination that does not appear probable, though in financial markets almost anything is possible.

      "A Return to Normalcy"

         In the 1920 Presidential election, Senator Warren G. Harding, a former Ohio newspaper editor, promised a return to normalcy. The country had experienced both the activism of Teddy Roosevelt and the idealism of Woodrow Wilson. He thought neither extreme suited the post-war mood. According to one source, "Voters responded to his genial nature, impressive stature, and bland message; he won in a landslide."

         We think that after the inflation driven extremes in hard asset returns in the 1970's, and the abnormally high returns in bonds from 1981-1993 and in stocks from 1982-1996, a return to normalcy is in store for investors across a variety of asset classes. For much of the past 20 years, returns far higher than historic norms could be achieved by following investment strategies simple enough to fit on a bumper sticker: e.g. in the 70's buy oil, buy gold; in the 80's, buy bonds; in the 90's, buy stocks. Oil, gold, and bonds are mostly undifferentiated assets, one is pretty much like another. With stocks, the question of which one (or ones) to buy was likewise easy. For most of the past 15 years, no work was required--if you bought an index fund you earned far higher returns than historic norms, and you beat almost all the stock investors who bothered to actually do the work and understand what they own. The past 15 years have seen the highest returns of any 15 year period in stock market history.

         From the bond market bottom on October 26, 1981 until the top on October 15, 1993, investors in government bonds earned average annual returns of 16.2% per year! This compares to returns of 5.1% per year from 1926 through 1996. Excluding the extraordinary return of the past 15 years, the long-term return of bonds averaged just 3.2% per year from 1926 through 1981. Today's bond yields of over 7% are thus quite high by historical standards. (But not as high as they look; read on.)

         During the same period (Oct. 1981-Oct. 1993) the S&P 500 rose 16.54% per year, just about the same as bonds. But 1926-1996 returns in stocks were more than double those of bonds, averaging 10.7% per year.

         Since the bond market peak in late 1993, stocks have far outperformed bonds, rising in 1994, 1995 and 1996, while bonds declined in both 1994 and 1996. Bonds are down again this year, while the S&P 500 is up modestly.

         One problem in assessing long-term rate of return data is what physicists call sensitive dependence on initial conditions. It matters to the measurement where the measurement begins. Returns measured from lows to highs give one perspective, those measured on a calendar basis another. Economist Peter Bernstein has attempted to adjust for this phenom-enon in a new study of stock and bond returns. He found that stock returns have averaged 9.6% per year including dividends across wide historical periods. Inflation has averaged 3.9%, meaning the real return on stocks has been 5.7% per year. This is moderately lower than the 10.7% return noted above.

         With bonds, the sensitivity to the starting point was more acute. Actual returns were about 6%, higher than the 1926-1996 average of 5.1%.

         From this data, we can make some reasonable judgments about future rates of return in stocks. With dividend yields of about 2%, stock prices will have to rise 7.6% per year to equal the long-term average. If valuations remain the same at about 17x earnings, earnings growth will have to average 7.6% per year. Over the past 40 years, earnings have grown at just under 6%. In the past ten years, earnings growth has averaged almost 9%. Most analysts' forecasts peg the next 5 years earnings growth rate at about 7%.

         Reasonable expectations for stock returns would thus seem to be in the 9-10% range (2% yields with 7 or 8% earnings growth) or about the long-term historic norm. This is far below the returns of the past 15 years.

         We think that the period of extraordinary returns in bonds ended in October 1993, when yields fell well under 6%. Today's 7% coupons are good, but they are a long way from the 16% annual rates earned since yields peaked and prices bottomed in 1981.

         We believe that the period of extraordinary stock returns that began in 1982 ended in 1997. Valuations are too high and future growth rates too low for stocks to average more than 9-10% per year. Although earnings growth is still solid, pricing power is non-existent, unemployment is low, and wage pressures are building. Corporate profit margins are high by historical standards, suggesting that competitive pressures may result in weakening margins and reduced profits when the economy slows from its present 4% pace. We think that, absent some deus ex machina, 9-10% long-term returns are the best that can reasonably be expected. Sensible investors will be prepared for periods, perhaps extended, where returns are well below those levels, or even negative.

         A return to normalcy in stocks, like Harding's message in 1920, may seem rather bland compared to the excitement of the past few years. We believe though, that such returns will still exceed those of bonds and cash, and that equity investors will continue to be rewarded for their commitment to that asset class.

Manager Change

   Effective with the beginning of the new fiscal year, the Fund will be managed by David Nelson. Mr. Nelson previously managed the UAM ICM Equity Fund, which earned a 5 star designation from Morningstar Inc., that company's highest rating for a mutual fund. He is a seasoned professional with over 25 years of investment experience as an analyst, director of research, and portfolio manager. We are confident he will continue his long record of investment success with this Fund.

                                                                Bill Miller, CFA

April 20, 1998
DJIA 9141.84

PORTFOLIO MANAGERS' COMMENTS
Balanced Trust

   Results for the first quarter and twelve months ended March 31, 1998 for the Balanced Trust and related benchmarks are reflected in the following table:

                                                  First Quarter
                                                      1998          One Year
--------------------------------------------------------------------------------
   Balanced Trust                                     5.78%           27.80%
   Lipper Balanced Fund Composite                     7.90%           28.97%
   S&P 500 Stock Composite Index (large-cap)         13.95%           48.00%
   S&P 400 Composite Index (mid-cap)                 11.01%           49.04%
   Russell 2000 Index (small-cap)                    10.06%           42.01%
   Lehman Intermediate Government/Corporate
        Bond Index                                    1.56%            9.67%

   We all breathed a sigh of relief to learn that this business is not quite as easy as it looks. Instead of the 24.3% annual return for the ten years since 1983 which vaulted the Beardstown Ladies to the top of the best seller list, it turns out that they actually achieved only 9.1% compounded versus the S&P 500 average of 15%. The stock and bond markets also disengaged during the first quarter as stocks continued to soar while bonds generated returns within the historical norm. Of course, this type of divergent investment experience underscores the diversification benefits of a balanced fund. Equity holdings ended the quarter just under our 60% target as our search for compelling and diversified investment opportunities came up short. Our fixed income holdings continue to be focused on intermediate-term government issues and mortgages, which lends a high level of credit quality to the Balanced Trust. In spite of our risk-averse approach to the markets, the Balanced Trust has generated a solid return for the last year.

   The Standard & Poor's 500 gained nearly 14% for the quarter as the economy continued to display stellar performance, neatly sidestepping Southeast Asia, El Nino and Sadam Hussein to boast terrific statistics on employment, inflation, real wage growth and, not surprisingly given the first three, consumer confidence. In view of this economic data, it is not surprising that consumer related stocks did well in the first quarter. Among the winners in your portfolio benefiting from the consumers' optimism during the first quarter of 1998, were Lowe's (+47%), Ford Motor (+33.1%), and McDonald's (+25.7%). Kansas City Southern (+38.6%), Kaydon (+25.3%), and Triton Energy (+25.9%) were also strong performers.

   The biggest negative impact on your portfolio came from the tobacco issues, RJR Nabisco (-15%) and UST (-12%) and an electronics distributor, Pioneer Standard (-19%).

   We trimmed a number of our successful holdings such as Kansas City Southern, Kaydon and Tyco as the gap between market price and intrinsic value narrowed. New investments during the quarter included Union Pacific, Aetna and Charter One Financial. The problems of Union Pacific have been widely covered in the press. Its railroad assets are substantial and impressive. In our opinion, Union Pacific's short-term problems pale next to the value of its long-lived assets. Aetna is among the largest HMO's in the country. Poor industry underwriting results recently drove the stock down to a point at which its financial service operations nearly equaled the total value of the company without regard to its sizable healthcare business. Charter One Financial is a northern Ohio savings and loan with an excellent record of growth and profitability. Short-term concerns over higher interest rates in January created an attractive buying opportunity.

   At present, the stock market, as measured by the S&P 500, is trading at 6.5x the net worth of the companies that comprise the index, while your portfolio's stocks carry a book value multiple of 2.9. The cash flow multiple of the market is roughly 18, while the cash flow multiple of your portfolio is 13. The price earnings multiple of the market is now 23 and the price earnings multiple of your portfolio is 17. With regard to your portfolio's volatility vis-a-vis the market, its portfolio beta is .70, meaning that it is 70% as erratic as the market. This would offer the portfolio some protection in the event that a market decline might occur.

   While there was a significant amount of volatility in the bond market during the quarter, yields were comparatively unchanged during the period. There was a slight steepening in the curve as the yield on 90-day T-bills decreased 22 basis points (100 basis points = 1%), while 30-year treasury bonds held steady at 5.92%. For the quarter, the Lehman Intermediate Government/Corporate Index posted a return of 1.56%.

   The key to successful investing for the quarter was in security and sector selection, particularly since total returns were remarkably similar across the maturity spectrum. The mortgage sector continued to perform well as did treasury strips. Our continued overweighting in the mortgage-backed and 7-year strips served the Fund well during this period. We continue to find value in these sectors, and have recently increased our exposure to high coupon GNMAs due to a widening of yield spreads there.

   With regard to the economy, it seems that there are counter-balancing inflationary and deflationary trends that are holding the market in check. On the positive side, reported inflation continues to remain benign and the demand for credit remains moderate. On the other hand, the labor market continues to be tight and we are also noting a pickup in certain commodity prices. On the sentiment front, we are somewhat concerned about the nearly uniform view that inflation is a non-event. It seems likely that the Federal Reserve will remain on hold until such time that the inflationary or deflationary trends assert themselves in a more dominant fashion.

   As always, we will monitor the situation closely as we feel that it is likely that something will give over the next quarter or two.

Woodrow H. Uible, CFA                             Dale H. Rabiner, CFA
Equity Portfolio Manager                          Fixed Income Portfolio Manager

April 24, 1998
DJIA 9064.62

PERFORMANCE INFORMATION
Legg Mason Investors Trust, Inc.

Performance Comparison of a $10,000 Investment as of March 31, 1998

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

         The American Leading Companies Trust has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

      American Leading Companies Trust -- Primary Class

-----------------------------------------------------
                         Cumulative    Average Annual
                        Total Return    Total Return
-----------------------------------------------------
 One Year                  +35.18%        +35.18%
 Life of Class(dagger)    +111.00         +17.69
-----------------------------------------------------
(dagger) Primary Class inception -- September 1, 1993
-----------------------------------------------------

[GRAPH APPEARS HERE-PLOT POINTS BELOW]


         American Leading        S&P 500
         Companies Trust     Stock Composite
          Primary Class          Index(1)
         ----------------    ---------------
9/1/93       $10,000             $10,000
3/31/94        9,714               9,768
3/31/95       10,320              11,289
3/31/96       12,513              14,913
3/31/97       15,608              17,869
3/31/98       21,100              26,447

(1) An unmanaged index of widely held common stocks.

      Balanced Trust -- Primary Class

----------------------------------------------------------
                            Cumulative      Average Annual
                           Total Return      Total Return
----------------------------------------------------------
 One Year                    +27.80%            +27.80%
 Life of Class(dagger)       +30.38             +19.36
----------------------------------------------------------
(dagger) Fund inception -- October 1, 1996
----------------------------------------------------------


[GRAPH APPEARS HERE-PLOT POINTS BELOW]

                                  S&P 500                           Lehman Intermediate
            Balanced Trust    Stock Composite    Lipper Balanced    Government/Corporate
            Primary Class         Index(2)        Fund Index(1)        Bond Index(3)
            --------------    ---------------    ---------------    --------------------
10/1/96        $10,000            $10,000           $10,000                $10,000
12/31/96        10,383             10,833            10,557                 10,245
3/31/97         10,202             11,124            10,603                 10,233
6/30/97         11,114             13,066            11,738                 10,535
9/30/97         12,026             14,044            12,492                 10,819
12/31/97        12,325             14,448            12,673                 11,051
3/31/98         13,038             16,463            13,675                 11,223

(1) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

(2) An unmanaged index of widely held common stocks.

(3) The Lehman Intermediate Government/Corporate Bond Index includes the Government and Corporate Bond Indices, including U.S. Government treasury and agency securities, corporate and Yankee bonds. The Index returns are market value weighted inclusive of accrued interest and include bonds with maturities between 1 and 10 years. The returns for this Index are for the periods beginning September 30, 1996.


      American Leading Companies Trust -- Navigator Class

---------------------------------------------------------
                           Cumulative      Average Annual
                          Total Return      Total Return
---------------------------------------------------------
 One Year                   +36.68%            +36.68%
 Life of Class(dagger)      +57.40             +35.50
---------------------------------------------------------
(dagger) Navigator Class inception -- October 4, 1996
---------------------------------------------------------


[GRAPH APPEARS HERE-PLOT POINTS BELOW]


             American Leading        S&P 500
             Companies Trust     Stock Composite
             Navigator Class        Index(1)
             ----------------    ---------------
10/4/96          $10,000             $10,000
12/31/96          11,220              10,833
3/31/97           11,516              11,124
6/30/97           12,892              13,066
9/30/97           13,982              14,044
12/31/97          14,056              14,448
3/31/98           15,740              16,463

(1) An unmanaged index of widely held common stocks.

AMERICAN LEADING COMPANIES TRUST

Selected Portfolio Performance(dagger)

      Strong performers for the year ended March 31, 1998*
      ----------------------------------------------------
      1. Schering-Plough Corporation               +124.6%
      2. Travelers Group, Inc.                      +88.0%
      3. Bristol-Myers Squibb Company               +76.8%
      4. Banc One Corporation                       +75.0%
      5. Mellon Bank Corporation                    +74.6%


      Weak performers for the year ended March 31, 1998*
      ----------------------------------------------------
      1. Kimberly-Clark Corporation                  +0.8%
      2. Rockwell International Corporation          +0.9%
      3. KLA-Tencor Corporation                      +4.8%
      4. Aetna Inc.                                  +8.8%
      5. Philip Morris Companies, Inc.               +9.6%

      (dagger) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

      * Securities held for the entire year.

Portfolio Changes

      Securities added during the 1st quarter 1998
      --------------------------------------------
      Applied Materials, Inc.
      Toys "R" Us, Inc.

      Securities sold during the 1st quarter 1998
      -------------------------------------------
      BJ's Wholesale Club, Inc.
      Eastman Kodak Company
      Meritor Automotive, Inc.
      Pfizer, Inc.
      Raychem Corporation
      Raytheon Company

Balanced Trust

Selected Portfolio Performance(dagger)

      Strong performers for the year ended March 31, 1998*
      ----------------------------------------------------
      1. Kansas City Southern Industries, Inc.   +164.0%
      2. Tyco International Ltd.                 +111.1%**
      3. Ford Motor Company                      +106.6%
      4. Travelers Group, Inc.                   +103.9%***
      5. Kaydon Corporation                       +95.2%

      Weak performers for the year ended March 31, 1998*
      ----------------------------------------------------
      1. Korea Fund, Inc.                           -43.5%
      2. UCAR International, Inc.                   -20.8%
      3. Southwestern Energy Company                -20.6%
      4. Chiquita Brands International, Inc.
           3.75%, Series B, Cv. Pfd.                 -7.4%
      5. Pioneer-Standard Electronics, Inc.          -3.9%

(dagger) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

       * Securities held for the entire year.

      ** At March 31, 1997, the Fund owned ADT, Ltd. which subsequently merged with Tyco International Ltd. The twelve month performance was measured using ADT, Ltd.'s value at March 31, 1997, and Tyco International Ltd.'s value at March 31, 1998.

     *** At March 31, 1997, the Fund owned Salomon, Inc. which subsequently merged with Travelers Group, Inc. The twelve month performance was measured using Salomon, Inc.'s value at March 31, 1997 and Travelers Group, Inc.'s value at March 31, 1998.

Portfolio Changes

      Securities added during the 1st quarter 1998
      --------------------------------------------
      Aetna Inc.
      Charter One Financial, Inc.
      Littelfuse, Inc.
      PMC Capital, Inc.
      Union Pacific Corporation
      Freddie Mac
         6.5%, 3/1/28
      Government National Mortgage Association
         8%, 6/15/26
      Government National Mortgage Association
         8%, 5/15/27
      United States Treasury Notes
         6.25%, 5/31/00
      United States Treasury Bonds
         0%, 2/15/02
      United States Treasury Bonds
         0%, 2/15/05

      Securities sold during the 1st quarter 1998
      -------------------------------------------
      United Asset Management Corporation
      U.S. Trust Corporation
      United States Treasury Notes
         7.125%, 2/29/00

STATEMENT OF NET ASSETS
Legg Mason Investors Trust, Inc.
March 31, 1998
(Amounts in Thousands)

American Leading Companies Trust

                                                                                      Shares/Par              Value

-----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 88.7%
      Automotive -- 1.7%
      Ford Motor Company                                                                   25               $  1,620
      General Motors Corporation                                                           25                  1,686
                                                                                                            --------
                                                                                                               3,306
                                                                                                            --------
      Banking -- 11.5%
      Banc One Corporation                                                                 77                  4,870
      Chase Manhattan Corporation                                                          64                  8,632
      Citicorp                                                                             50                  7,100
      Mellon Bank Corporation                                                              40                  2,540
                                                                                                            --------
                                                                                                              23,142
                                                                                                            --------
      Basic Materials -- 2.0%
      Monsanto Co.                                                                         78                  4,056
                                                                                                            --------
      Capital Goods -- 4.2%
      Emerson Electric Company                                                             60                  3,911
      General Electric Company                                                             25                  2,155
      Rockwell International Corporation                                                   42                  2,410
                                                                                                            --------
                                                                                                               8,476
                                                                                                            --------
      Computer Services and Systems -- 17.5%
      Applied Materials, Inc.                                                              50                  1,766(A)
      Cisco Systems, Inc.                                                                  38                  2,564(A)
      Compaq Computer Corporation                                                         150                  3,881
      EMC Corporation                                                                     176                  6,663(A)
      Intel Corporation                                                                    66                  5,152
      International Business Machines Corporation                                          65                  6,752
      KLA-Tencor Corporation                                                              140                  5,355(A)
      Western Digital Corporation                                                         160                  2,810(A)
                                                                                                            --------
                                                                                                              34,943
                                                                                                            --------
      Consumer Cyclicals -- 3.5%
      Mattel, Inc.                                                                        175                  6,934
                                                                                                            --------
      Consumer Staples -- 4.3%
      Avon Products Inc.                                                                   55                  4,290
      Fortune Brands,Inc.                                                                  48                  1,914
      Kimberly-Clark Corporation                                                           50                  2,506
                                                                                                            --------
                                                                                                               8,710
                                                                                                            --------

Legg Mason Investors Trust, Inc.

                                                                                      Shares/Par              Value
-----------------------------------------------------------------------------------------------------------------------
      Energy -- 1.2%
      Texaco, Incorporated                                                                 40               $  2,410
                                                                                                            --------

      Entertainment -- 1.1%
      Circus Circus Enterprises, Inc.                                                     100                  2,100(A)
                                                                                                            --------

      Financial Services -- 2.7%
      Fannie Mae                                                                           50                  3,163
      Travelers Group, Inc.                                                                39                  2,340
                                                                                                            --------
                                                                                                               5,503
                                                                                                            --------
      Food, Beverage and Tobacco -- 4.3%
      Philip Morris Companies, Inc.                                                       148                  6,170
      RJR Nabisco Holdings Corp.                                                           75                  2,348
                                                                                                            --------
                                                                                                               8,518
                                                                                                            --------
      Health Care -- 14.0%
      Amgen Inc.                                                                          113                  6,879(A)
      Bristol-Myers Squibb Company                                                         53                  5,529
      First Health Group Corp.                                                             38                  2,061(A)
      Merck & Co., Inc.                                                                    50                  6,419
      Schering-Plough Corporation                                                          88                  7,188
                                                                                                            --------
                                                                                                              28,076
                                                                                                            --------
      Insurance -- 9.5%
      Aetna Inc.                                                                           35                  2,920
      Conseco Inc.                                                                        165                  9,343
      The PMI Group, Inc.                                                                  83                  6,702
                                                                                                            --------
                                                                                                              18,965
                                                                                                            --------
      Media -- 1.7%
      America Online, Inc.                                                                 50                  3,416(A)
                                                                                                            --------
      Real Estate -- 2.0%
      Starwood Hotels & Resorts                                                             76                 4,077
                                                                                                            ---------

      Specialty Retail -- 1.0%
      Toys "R" Us, Inc.                                                                    68                  2,044(A)
                                                                                                            --------
      Telecommunications -- 3.7%
      MCI Communications Corporation                                                      150                  7,425
                                                                                                            --------

                                                                                      Shares/Par              Value
-----------------------------------------------------------------------------------------------------------------------
      Transportation -- 2.8%
      Ryder System, Inc.                                                                     150            $  5,700
                                                                                                            --------
      Total Common Stocks and Equity Interests
      (Identified Cost-- $127,122)                                                                           177,801
      -----------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 12.0%
      Prudential Securities, Inc.
        5.98%, dated 3/31/98, to be repurchased at $24,002 on 4/1/98
        (Collateral: $24,491 Fannie Mae Mortgage-backed securities
        6.50% due 12/1/12, value $24,685)
      (Identified Cost-- $23,998)                                                      $  23,998              23,998
      -----------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.7%  (Identified Cost-- $151,120)                                               201,799
      Other Assets Less Liabilities-- (0.7%)                                                                  (1,391)
                                                                                                            --------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        11,268 Primary shares outstanding                                               $144,615
             5 Navigator shares outstanding                                                   65
      Undistributed net realized gain on investments                                       5,049
      Unrealized appreciation of investments                                              50,679
                                                                                        --------

      Net assets-- 100.0%                                                                                   $200,408
                                                                                                            ========

      Net asset value per share:

       Primary Class                                                                                          $17.78
                                                                                                              ======
       Navigator Class                                                                                        $17.95
                                                                                                              ======
-----------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing

      See notes to financial statements.

STATEMENT OF NET ASSETS
Legg Mason Investors Trust, Inc.
March 31, 1998
(Amounts in Thousands)

Balanced Trust

                                                                                      Shares/Par              Value
-----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 58.5%
      Advertising/Media -- 1.7%
      A.H. Belo Corporation                                                                 8                $   413
      Time Warner, Inc.                                                                     5                    396
                                                                                                             -------
                                                                                                                 809
                                                                                                             -------
      Aerospace -- 0.8%
      Lockheed Martin Corporation                                                           3                    383
                                                                                                             -------
      Automotive -- 1.6%
      Ford Motor Company                                                                   12                    778
                                                                                                             -------
      Chemicals -- 2.2%
      Ferro Corporation                                                                    21                    617
      Potash Corporation of Saskatchewan, Inc.                                              5                    454
                                                                                                             -------
                                                                                                               1,071
                                                                                                             -------
      Computer Services and Systems -- 1.5%
      First Data Corporation                                                               14                    455
      Pitney Bowes, Inc.                                                                    5                    251
                                                                                                             -------
                                                                                                                 706
                                                                                                             -------
      Construction and Building Materials -- 0.5%
      Martin Marietta Materials, Inc.                                                       6                    259
                                                                                                             -------

      Electrical Equipment and Electronics -- 2.2%
      Littelfuse, Inc.                                                                      7                    195(A)
      Pioneer-Standard Electronics, Inc.                                                   32                    386
      UCAR International, Inc.                                                             15                    458(A)
                                                                                                             -------
                                                                                                               1,039
                                                                                                             -------
      Energy -- 3.6%
      Phillips Petroleum Company                                                            9                    449
      Southwestern Energy Company                                                          10                    106
      Triton Energy Ltd.                                                                   27                  1,003(A)
      YPF Sociedad Anonima ADR                                                              5                    184
                                                                                                             -------
                                                                                                               1,742
                                                                                                             -------
      Financial Services -- 4.3%
      Fannie Mae                                                                           15                    949
      H&R Block Inc.                                                                       12                    594
      Travelers Group, Inc.                                                                 9                    540
                                                                                                             -------
                                                                                                               2,083
                                                                                                             -------

                                                                                      Shares/Par              Value
-----------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 4.5%
      Archer-Daniels-Midland Company                                                       21                $   466
      McDonald's Corporation                                                               14                    810
      RJR Nabisco Holdings Corp.                                                            7                    219
      UST, Inc.                                                                            20                    645
                                                                                                             -------
                                                                                                               2,140
                                                                                                             -------
      Hospital Management -- 0.7%
      Columbia/HCA HealthCare Corporation                                                  10                    310
                                                                                                             -------
      Insurance -- 1.8%
      Aetna Inc.                                                                            6                    484
      Frontier Insurance Group, Inc.                                                       14                    387
                                                                                                             -------
                                                                                                                 871
                                                                                                             -------
      Investment Companies -- 2.8%
      Blackrock North American Government Income Trust, Inc.                               75                    797
      Korea Fund, Inc.                                                                     24                    195(A)
      Latin America Investment Fund, Inc.                                                  17                    248
      PMC Capital, Inc.                                                                     5                     72
                                                                                                             -------
                                                                                                               1,312
                                                                                                             -------
      Machinery -- 0.6%
      Stewart & Stevenson Services, Inc.                                                   13                    301
                                                                                                             -------
      Manufacturing -- 6.2%
      Fleetwood Enterprises, Inc.                                                          19                    885
      Kaydon Corporation                                                                   25                  1,001
      Tyco International Ltd.                                                               7                    410
      York International Corporation                                                       15                    675
                                                                                                             -------
                                                                                                               2,971
                                                                                                             -------
      Multi-Industry -- 1.6%
      Loews Corporation                                                                     7                    740
                                                                                                             -------

      Real Estate -- 2.3%
      Chateau Communities, Inc.                                                            23                    684
      United Dominion Realty Trust, Inc.                                                   30                    435
                                                                                                             -------
                                                                                                               1,119
                                                                                                             -------
      Retail -- 4.2%
      Federated Department Stores, Inc.                                                     8                    425(A)
      Jostens, Inc.                                                                        27                    648
      Lowe's Companies, Inc.                                                                4                    316
      Toys "R" Us, Inc.                                                                    20                    601(A)
                                                                                                             -------
                                                                                                               1,990
                                                                                                             -------

Legg Mason Investors Trust, Inc.

                                                   Rate        Maturity Date          Shares/Par              Value
-----------------------------------------------------------------------------------------------------------------------
      Savings and Loan -- 3.0%
      Charter One Financial, Inc.                                                          11                $   703
      Washington Federal, Inc.                                                             26                    721
                                                                                                             -------
                                                                                                               1,424
                                                                                                             -------
      Telecommunications -- 2.8%
      AT&T Corporation                                                                     10                    656
      Century Telephone Enterprises, Inc.                                                   7                    428
      Cincinnati Bell, Inc.                                                                 7                    249
                                                                                                             -------
                                                                                                               1,333
                                                                                                             -------
      Transportation -- 6.7%
      AMR Corporation                                                                       6                    888(A)
      GATX Corporation                                                                      7                    569
      Kansas City Southern Industries, Inc.                                                26                  1,144
      Union Pacific Corporation                                                            11                    590
                                                                                                             -------
                                                                                                               3,191
                                                                                                             -------
      Utilities -- 2.9%
      Kansas City Power & Light Company                                                    11                    347
      TNP Enterprises, Inc.                                                                16                    532
      Western Resources, Inc.                                                              12                    513
                                                                                                             -------
                                                                                                               1,392
                                                                                                             -------
      Total Common Stocks and Equity Interests
      (Identified Cost-- $22,807)                                                                             27,964
      -----------------------------------------------------------------------------------------------------------------
Preferred Stock -- 0.8%
      Chiquita Brands International, Inc., 3.75%, Series B, Cv
      (Identified Cost-- $396)                                                              7                    381
      -----------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 3.2%
      Kroger Company                              8.50%          6/15/03               $  400                    418
      Merrill Lynch & Co., Inc.                   7.05%          4/15/03                  425                    425
      Toronto-Dominion Bank                       7.875%         8/15/04                  675                    687
                                                                                                             -------
      Total Corporate Bonds and Notes  (Identified Cost-- $1,527)                                              1,530
      -----------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 33.5%
      Treasury Notes/STRIPS -- 19.4%
      United States Treasury Notes                6.25%          5/31/00                1,500                  1,519
      United States Treasury Notes                6.50%          5/31/01                  500                    512
      United States Treasury Notes                6.25%          6/30/02                  500                    511
      United States Treasury Strips               0%             5/15/00                1,000                    890(B)
      United States Treasury Strips               0%             2/15/02                1,000                    805(B)
      United States Treasury Strips               0%             5/15/04                1,300                    920(B)
      United States Treasury Strips               0%             11/15/04               3,500                  2,403(B)
      United States Treasury Strips               0%             2/15/05                2,500                  1,691(B)
                                                                                                             -------
                                                                                                               9,251
                                                                                                             -------

                                                   Rate        Maturity Date        Shares/Par                Value
-----------------------------------------------------------------------------------------------------------------------
      Medium-term Notes -- 3.3%
      Fannie Mae                                  7.37%          4/1/04                 $ 300                $   304
      Fannie Mae                                  8.25%          10/12/04                 900                    931
      Freddie Mac                                 8.14%          9/29/04                  350                    361
                                                                                                             -------
                                                                                                               1,596
                                                                                                             -------
      Mortgage-backed Securities -- 10.8%
      Fannie Mae                                  6%             12/1/25-1/1/27           890                    860
      Freddie Mac                                 6%             3/1/26                    84                     82
      Freddie Mac                                 6.50%          1/1/26-3/1/28            991                    981
      Government National Mortgage
        Association                               8%             4/15/26-12/15/27       3,100                  3,209
                                                                                                             -------
                                                                                                               5,132
                                                                                                             -------
      Total U.S. Government and Agency Obligations  (Identified Cost-- $15,861)                               15,979
      -----------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.0%
      State Street Bank & Trust Company
        4.25%, dated 3/31/98, to be repurchased at $2,409 on 4/1/98
        (Collateral: $2,430 United States Treasury Notes,
        5.875% due 1/31/99, value $2,484)
      (Identified Cost-- $2,409)                                                        2,409                  2,409
      -----------------------------------------------------------------------------------------------------------------
      Total Investments-- 101.0%  (Identified Cost-- $43,000)                                                 48,263
      Other Assets Less Liabilities-- (1.0)%                                                                    (502)
                                                                                                             -------

      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to
        3,786 shares outstanding                                                      $41,822
      Undistributed net investment income                                                 205
      Undistributed net realized gain on investments                                      471
      Unrealized appreciation of investments                                            5,263
                                                                                      -------

      Net assets-- 100%                                                                                      $47,761
                                                                                                             =======

      Net asset value per share                                                                               $12.62
                                                                                                             =======
-----------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing

      (B) STRIPS -- Separate Trading of Registered Interest and Principal of Securities- A pre-stripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

      See notes to financial statements.

STATEMENTS OF OPERATIONS
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                                             Year Ended 3/31/98
                                                                                   ----------------------------------
                                                                                   American Leading          Balanced
                                                                                    Companies Trust            Trust
---------------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends                                                                         $ 1,894               $  368
      Interest                                                                              772                  760
                                                                                        -------               ------
          Total income                                                                    2,666                1,128
                                                                                        -------               ------
Expenses:
      Management fee                                                                      1,191                  215
      Distribution and service fees                                                       1,587                  215
      Transfer agent and shareholder servicing expense                                      132                   27
      Audit and legal fees                                                                   49                   37
      Custodian fees                                                                         87                   60
      Directors' fees                                                                         6                    6
      Organization expense                                                                   18                   17
      Registration fees                                                                      48                   23
      Reports to shareholders                                                                41                   12
      Other expenses                                                                          6                    2
                                                                                        -------               ------
                                                                                          3,165                  614
          Less fees waived                                                                  (70)                 (83)
                                                                                        -------               ------
Total expenses, net of waivers                                                            3,095                  531
                                                                                        -------               ------
      NET INVESTMENT INCOME (LOSS)                                                         (429)                 597
                                                                                        -------               ------
Net Realized and Unrealized Gain (Loss) on Investments:

      Realized gain (loss) on investments                                                17,728                  752
      Change in unrealized appreciation (depreciation) of investments                    27,211                5,491
                                                                                        -------               ------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                             44,939                6,243
      ---------------------------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                    $44,510               $6,840
      ---------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                                                     American Leading                   Balanced
                                                                      Companies Trust                     Trust
                                                                  ---------------------------------------------------------
                                                                        Years Ended                    Years Ended
                                                                  3/31/98         3/31/97        3/31/98         3/31/97(A)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:

      Net investment income (loss)                                  $ (429)         $  42          $ 597         $  153

      Net realized gain (loss) on investments                       17,728          9,367            752             23

      Change in unrealized appreciation (depreciation)
        of investments                                              27,211          8,419          5,491           (228)
      ---------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                44,510         17,828          6,840            (52)

      Distributions to shareholders:
         From net investment income:
           Primary Class                                                --           (137)          (484)           (63)
           Navigator Class                                              --             (1)           N/A            N/A
         From net realized gain on investments:
           Primary Class                                           (17,081)        (2,899)          (302)            --
           Navigator Class                                              (7)            (2)           N/A            N/A
      Change in net assets from Fund share transactions:
           Primary Class                                            68,104         13,928         23,759         18,062
           Navigator Class                                              15             50            N/A            N/A
      ---------------------------------------------------------------------------------------------------------------------
      Change in net assets                                          95,541         28,767         29,813         17,947

Net Assets:
      Beginning of year                                            104,867         76,100         17,948              1
      ---------------------------------------------------------------------------------------------------------------------
      End of year                                                 $200,408       $104,867        $47,761        $17,948
      ---------------------------------------------------------------------------------------------------------------------
      Under/(over)distributions of net investment income,
        end of year                                               $     --       $     --        $   205        $    90
      ---------------------------------------------------------------------------------------------------------------------

      (A) For the period October 1, 1996 (commencement of operations) to March 31, 1997.

      See notes to financial statements.

FINANCIAL HIGHLIGHTS
Legg Mason Investors Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                       Investment Operations                   Distributions From:
                           -----------------------------------------------   -----------------------
                           Net Asset    Net       Net Realized     Total                    Net                      Net Asset
                             Value,  Investment  and Unrealized    From         Net       Realized                     Value,
                           Beginning   Income    Gain (Loss) on  Investment  Investment    Gain on        Total        End of
                            of Year    (Loss)      Investments   Operations    Income    Investments  Distributions     Year
------------------------------------------------------------------------------------------------------------------------------
American Leading Companies
  -- Primary Class

     Years Ended Mar. 31,
     1998                   $14.74    $(.04)(B)       $4.93        $4.89       $  --       $(1.85)       $(1.85)       $17.78
     1997                    12.23      .01(B)         3.00         3.01        (.02)        (.48)         (.50)        14.74
     1996                    10.18      .07(B)         2.08         2.15        (.10)          --          (.10)        12.23
     1995                     9.69      .12(B)          .48          .60        (.11)          --          (.11)        10.18
     1994(E)                 10.00      .06(B)         (.34)        (.28)       (.03)          --          (.03)         9.69

  -- Navigator Class

     Years Ended Mar. 31,
     1998                   $14.71    $ .10(C)        $4.99        $5.09       $  --       $(1.85)       $(1.85)       $17.95
     1997(F)                 13.30      .07(C)         1.94         2.01        (.12)        (.48)         (.60)        14.71

Balanced Trust
  -- Primary Class

     Years Ended Mar. 31,
     1998                   $10.16    $ .21(D)        $2.58        $2.79       $(.21)      $ (.12)       $ (.33)      $12.62
     1997(G)                 10.00      .09(D)          .11          .20        (.04)          --          (.04)       10.16


                                                       Ratios/Supplemental Data
                             ----------------------------------------------------------------------------
                                                          Net
                                                      Investment                   Average    Net Assets,
                                         Expenses    Income (Loss)   Portfolio   Commission     End of
                             Total      to Average    to Average     Turnover       Rate         Year
                             Return     Net Assets    Net Assets       Rate        Paid(A)   (in thousands)
---------------------------------------------------------------------------------------------------------
American Leading Companies
  -- Primary Class

     Years Ended Mar. 31,
     1998                    35.18%      1.95%(B)      (.28)%(B)      51.4%        $.0620       $200,326
     1997                    24.73%      1.95%(B)       .05%(B)       55.7%         .0640        104,812
     1996                    21.24%      1.95%(B)       .69%(B)       43.4%            --         76,100
     1995                     6.24%      1.95%(B)      1.21%(B)       30.5%            --         59,985
     1994(E)                 (2.86)%(H)  1.95%(I),(B)  1.14%(I),(B)   21.0%(I)         --         55,022

  -- Navigator Class

     Years Ended Mar. 31,
     1998                    36.68%       .93%(C)       .74%(C)       51.4%        $.0620       $     82
     1997(F)                 15.16%(H)    .86%(I),(C)   .98%(I),(C)   55.7%(I)      .0640             55

Balanced Trust
  -- Primary Class

     Years Ended Mar. 31,
     1998                    27.80%      1.85%(D)      2.08%(D)       34.5%        $.0714       $ 47,761
     1997(G)                  2.02%(H)   1.85%(I),(D)  2.52%(I),(D)    5.1%(I)      .0622         17,948
------------------------------------------------------------------------------------------------------------------------------

       (A) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the commission rate paid on securities purchased and sold by the Funds.

      (B) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period September 1, 1993 to March 31, 1994, and for the years ended March 31, 1995, 1996, 1997 and 1998 would have been 2.28%,
          2.12%, 2.20%, 2.06% and 1.99%, respectively.

      (C) Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period October 4, 1996 to March 31, 1997 and for the year ended March 31, 1998 would have been 0.97% and 0.98%, respectively.

      (D) Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to March 31, 1997 and for the year ended March 31, 1998 would have been 3.03% and 2.14%, respectively.

      (E) For the period September 1, 1993 (commencement of operations) to March 31, 1994.

      (F) For the period October 4, 1996 (commencement of sale of Navigator Class) to March 31, 1997.

      (G) For the period October 1, 1996 (commencement of operations) to March 31, 1997.

      (H) Not annualized

      (I) Annualized

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

           The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of the American Leading Companies Trust ("American Leading Companies") and the Balanced Trust ("Balanced Trust") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

           Each Fund consists of two classes of shares:Primary Class, offered since September 1, 1993 for American Leading Companies Trust and since October 1, 1996 for Balanced Trust, and Navigator Class, offered to certain institutional investors since October 4, 1996 for American Leading Companies Trust. The Navigator Class of Balanced Trust has not commenced operations. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation

           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Investment Income and Distributions to Shareholders

           Dividend and interest income and expenses are recorded on the accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.

           Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for American Leading Companies, and quarterly for Balanced Trust. Capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Additional distributions will be made when necessary.

      Investment Transactions

           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 1998, receivables for securities sold and not yet delivered and payables for securities purchased but not yet received for each Fund were as follows:

                                  Receivable for                Payable for
                                  Securities Sold          Securities Purchased
-------------------------------------------------------------------------------
American Leading Companies              $--                       $1,611
Balanced Trust                           54                          896

--------------------------------------------------------------------------------

      Repurchase Agreements

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      Deferred Organizational Expenses

           Deferred organizational expenses of $89 for American Leading Companies and $86 for Balanced Trust are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

      Federal Income Taxes

           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates

           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the year ended March 31, 1998, investment transactions (excluding short-term investments) were as follows:

                                          Purchases          Proceeds from Sales
--------------------------------------------------------------------------------
American Leading Companies                 $110,250                 $74,024
Balanced Trust                               32,336                   9,613

           At March 31, 1998, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                               Net
                                    Cost    Appreciation  (Depreciation)   Appreciation
---------------------------------------------------------------------------------------
American Leading Companies        $151,441    $53,822        $(3,464)         $50,358
Balanced Trust                      43,009      5,643           (389)           5,254

--------------------------------------------------------------------------------

3. Transactions with Affiliates:

           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFAprovides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at an annual rate of 0.75% of each Fund's respective average daily net assets.

           LMFA has agreed to waive its fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month annual rates of that Fund's average daily net assets as follows: for American Leading Companies Primary Class, 1.95% indefinitely; American Leading Companies Navigator Class, 0.95% indefinitely; and for Balanced Trust, 1.85% until July 31, 1998. For the year ended March 31, 1998, management fees of $70 and $83 were waived for American Leading Companies and Balanced Trust, respectively; and $116 and $26 were due to LMFA by American Leading Companies and Balanced Trust, respectively.

           Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services at an annual rate equal to 67% of the fee received by LMFA.

           Legg Mason Wood Walker, Inc. ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds, receives an annual distribution fee and an annual service fee, computed daily and payable monthly, from each of the Funds at annual rates based on the average daily net assets of each Fund's Primary Class as follows: American Leading Companies, 0.75% and 0.25%; and Balanced Trust, 0.50% and 0.25%, respectively. At March 31, 1998, distribution and service fees due to the distributor were: American Leading Companies, $166; and Balanced Trust, $29.

           No brokerage commissions were paid to Legg Mason or its affiliates during the year ended March 31, 1998.

           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1998: American Leading Companies, $28; and Balanced Trust, $7.

           LMFA, Legg Mason and Bartlett are wholly owned subsidiaries of Legg Mason, Inc.

4. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended March 31, 1998, the Funds had no borrowings under the line of credit.

--------------------------------------------------------------------------------

5. Fund Share Transactions:

           At March 31, 1998, there were 250,000 and 125,000 shares authorized at $.001 par value for the Primary Class of American Leading Companies Trust and Balanced Trust, respectively; and there were 250,000 and 125,000 shares authorized at $.001 for the Navigator Class of American Leading Companies Trust and Balanced Trust, respectively. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased               Net Change
                                          -----------------    ----------------   -----------------        ----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
      American Leading Companies
      --Primary Class
        Year Ended March 31, 1998          4,484    $74,695     1,074  $16,848    (1,402)   $(23,439)       4,156   $68,104
        Year Ended March 31, 1997          1,720     25,050       210    2,991    (1,042)    (14,113)         888    13,928

      --Navigator Class
        Year Ended March 31, 1998              1         15        --       --        --          --            1        15
        Year Ended March 31, 1997(A)           4         50        --       --        --          --            4        50

      Balanced Trust
      --Primary Class
        Year Ended March 31, 1998          2,418     28,311        67      771      (465)     (5,323)       2,020    23,759
        Year Ended March 31, 1997(B)       1,973     20,213         6       61      (213)     (2,212)       1,766    18,062

      (A) For the period October 4, 1996 (commencement of sale of Navigator Class) to March 31, 1997.

      (B) For the period October 1, 1996 (commencement of operations) to March 31, 1997.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Directors of Legg Mason Investors Trust, Inc.:

   We have audited the accompanying statements of net assets of the Legg Mason Investors Trust, Inc. (the "Corporation") (comprised of the American Leading Companies Trust and the Balanced Trust) as of March 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Legg Mason Investors Trust, Inc. at March 31, 1998, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
                                                          _____________________


Philadelphia, Pennsylvania
April 21, 1998

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